COMMERCIAL FEDERAL CORPORATION
          (Name of Registrant as Specified In Its Charter)

                        CAI CORPORATION
          (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

          Payment of Filing Fee (Check the appropriate box):
          [   ]     $125 per Exchange Act Rules 0-11(c)(1)(ii),
                    14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of
                    Schedule 14A.
          [ X ]     $500 per each party to the controversy pursuant
                    to Exchange Act Rule 14a-6(i)(3).
          [   ]     Fee computed on table below per Exchange Act
                    Rules 14a-6(i)(4) and 0-11.


    TITLE OF EACH
    CLASS OF                                          PROPOSED
    SECURITIES       AGGREGATE NUMBER                 MAXIMUM
    TO WHICH         OF SECURITIES TO       PRICE     AGGREGATE    AMOUNT
    TRANSACTION      WHICH TRANSACTION      PER       VALUE OF     OF FILING
    APPLIES          APPLIES                SHARE     TRANSACTION  FEE
    _____________    _________________      _____     ___________  _________


    [ X ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)       Amount Previously Paid:
                 $500 Fee Paid on September 14, 1995

    (2)       Form, Schedule or Registration Statement No.:
                 Schedule 14A

    (3)       Filing Party:
                 Same as above

    (4)       Date Filed:
                 September 14, 1995